SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                  June 25, 2003


                            BEDFORD BANCSHARES, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)




        Virginia                     0-24330                54-1709924
----------------------------      --------------           -------------
(State or other jurisdiction      (SEC File No.)           (IRS Employer
of incorporation)                                      Identification Number)




125 West Main Street, Bedford, Virginia                         24523
---------------------------------------                         -----
(Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code:         (540) 586-2590
                                                            --------------



                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------



Item 5.  Other Events
-------  ------------

         On June 25, 2003, the Registrant announced that at a special meeting of its stockholders held on June 25, 2003, the definitive merger agreement between FNB Corporation and the Registrant was approved by the Registrant's stockholders. A copy of the press release regarding such announcement is incorporated herein by reference in its entirety as Exhibit 99.


Item 7.  Financial Statements, Pro Forma Financial Information
             and Exhibits
--------------------------------------------------------------


Exhibit
Number                         Description
------                         -----------

  99              Press Release dated June 25, 2003

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                              BEDFORD BANCSHARES, INC.



Date: June 26, 2003                           By:    /s/Harold K. Neal
                                                     ---------------------------
                                                     Harold K. Neal
                                                     President